UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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SOUTHEAST BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOUTHEAST BANCSHARES, INC.
1878 S. Congress Parkway
Athens, Tennessee 37303
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TUESDAY, APRIL 24, 2007

TO:	Shareholders of SouthEast Bancshares, Inc.
Athens, Tennessee 37303
The Annual Meeting of Shareholders of SouthEast Bancshares, Inc. (the “Company”) will be held in the SouthEast Community Room located in the main office of SouthEast Bank & Trust at 1878 S. Congress Parkway, Athens, Tennessee 37303 at 10:00 a.m. to act upon the following items of business:
1.	Elect Directors. To elect fourteen (14) individuals to the Board of Directors, each to serve for a one (1) year term;

2.	Approve Auditors. To ratify the appointment of Hazlett, Lewis & Bieter, PLLC, Certified Public Accountants, as independent auditors; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
These items of business are described in more detail in the following pages of the Company’s Proxy Statement. Shareholders of record at the close of business February 23, 2007, are entitled to notice of and to vote at the Meeting.
Please date, sign and return the enclosed proxy immediately in the stamped envelope provided. It is important that you sign and return the proxy, even though you plan to attend the meeting in person. You may revoke the proxy at any time before the proxy is exercised by giving written notice to the Company or by advising us at the meeting. If you will need special assistance at the meeting because of a disability, please contact Sidney W. Breaux, Secretary, at (423) 745-6444.
This 26th day of March, 2007.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Sidney W. Breaux, Secretary

PROXY STATEMENT
VOTING SECURITIES
PRINCIPAL SHAREHOLDERS
ELECTION OF DIRECTORS
BOARD MEETINGS AND COMMITTEES
COMMITTEE MEMBERSHIP
EXECUTIVE COMPENSATION
CODE OF CONDUCT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL 2: APPROVAL OF OUTSIDE AUDITING FIRM
OTHER BUSINESS
PROPOSALS BY SECURITY HOLDERS/DIRECTOR SELECTION
SHAREHOLDER COMMUNICATION

SOUTHEAST BANCSHARES, INC.
1878 S. Congress Parkway
Athens, Tennessee 37303
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
APRIL 24, 2007
SOLICITATION
The proxy accompanying this statement is solicited by and on behalf of the board of directors of SouthEast Bancshares, Inc. (the “Company”) for use at the Annual Meeting of Shareholders to be held April 24, 2007, and any adjournment thereof. The time and place of the meeting is set forth in the accompanying Notice of Meeting.
The expense of preparing, assembling, printing and mailing the proxy statement and materials used in the solicitation of proxies for the Annual Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through use of the mail, but officers, directors and employees of the Company and its wholly-owned subsidiary, SouthEast Bank & Trust (the “Bank”) may solicit proxies personally or by telephone, without receiving special compensation therefore. Brokers, custodians, and other like parties will be requested to send Proxy material to beneficial owners of stock and will be reimbursed for reasonable expenses. It is anticipated that this proxy statement and accompanying proxy will be mailed to shareholders on or about March 26, 2007.
All proxies in the accompanying form, which are properly executed and returned to management, will be voted in accordance with directions given therein. Any proxy delivered pursuant to this solicitation is revocable, at the option of the person executing same, at any time before it is exercised, by written notice delivered to Sidney W. Breaux, Secretary of SouthEast Bancshares, Inc., 1878 S. Congress Parkway, Athens, Tennessee 37303. Powers of proxy holders will be suspended if the person executing the proxy is present at the Annual Meeting and elects to vote in person by advising the Chairman of the Meeting of his/her election to vote in person.
If no instructions are specified in your proxy with respect to the election of directors or other matters addressed herein, the shares represented by your executed proxy will be voted “for” the nominees for election as directors and “for” the approval of Hazlett, Lewis & Bieter, PLLC, Certified Public Accountants to serve as the Company’s auditors for the year ending December 31, 2007. If any other business is properly presented at the Annual Meeting, the proxy will be voted in accordance with the best judgment of the proxy holders.
VOTING SECURITIES
At the close of business February 23, 2007, there were 1,281,129 shares of Common Stock of the Company outstanding and entitled to vote, as the sole class of voting securities. On any matter submitted to a vote of the shareholders, each holder of the Company’s Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock he or she held of record on the books of the Company as of February 23, 2007 (the “Record Date”). Holders of Common Stock possess full voting rights for the election of directors and for all other purposes. The presence, in person or by proxy, of holders of at least a majority of the total number of shares of the Common Stock of the Company issued, outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. Assuming the presence of a quorum, either in person or by proxy at the Annual Meeting, the affirmative vote of the holders of a plurality of the votes cast is required to elect the nominees for the directors of the Company, and a majority of the votes cast with respect to the other matters. With respect to the election of directors, each Shareholder entitled to vote at the Annual Meeting has the right to vote the number of shares owned by such Shareholder for as many persons as there are directors to be elected. No Shareholder has the right to cumulate votes for the election of directors.

Shares that reflect abstentions or “broker non-votes” (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. Broker non-votes will not be counted as votes for or against any proposal.
The following table sets forth the number of shares of Common Stock owned by Directors, Nominees and Officers of SouthEast Bancshares, Inc. as of February 23, 2007:

					Common		Percent of
Name			Director	Principal	Stock		Outstanding
(Director = D;		Director	Term	Occupation or	Beneficially		Common
Officer = O)	Age	Since	Expires	Employment	Owned		Stock
D — Sandra B. Boyd	48	4/11/2002	4/24/2007	Crescent, Inc.	9,880	(1)	*
D,O —Sidney W. Breaux	52	4/11/2002	4/24/2007	Banker	29,680	(2)	2.28%
D — William M. Buchanan	65	4/11/2002	4/24/2007	Retired	22,250	(3)	1.73%
D,O — Tom B. Hughes, III	52	4/11/2002	4/24/2007	Banker	45,600	(4)	3.49%
D — C. William Inman	54	4/11/2002	4/24/2007	Agriculture	5,800	(5)	*
D — Gary L. Mason	58	4/11/2002	4/24/2007	Dairy Farmer	4,300	(6)	*
D,O — F. Stephen Miller	58	4/11/2002	4/24/2007	Banker	67,400	(7)	5.13%
D — Calvin D. Rockholt	52	4/11/2002	4/24/2007	Rockholts Furniture, Inc.	17,600	(8)	1.37%
D — R. Carter Runyan	50	4/11/2002	4/24/2007	Jackson & Runyan, CPA’s, PLLC	6,600	(9)	*
D,O — Jerry D. Smith	56	4/11/2002	4/24/2007	Banker	31,600	(10)	2.43%
D — Jerry E. Smith	68	4/11/2002	4/24/2007	Jerry Smith Funeral Home, Inc.	18,289	(11)	1.42%
D — Paul L. Smith	56	4/11/2002	4/24/2007	Attorney	24,800	(12)	1.92%
D — Martin C. Wilhelm	55	4/11/2002	4/24/2007	Dentist	40,000	(13)	3.10%
D — Shirley S. Woodcock	50	4/11/2002	4/24/2007	Sweetwater Valley Oil Co., Inc.	9,200	(14)	*
O — M. Shellie Fugate	37	N/A	N/A	Banker	11,900	(15)	*
All Directors and Executive Officers	N/A	N/A	N/A	N/A	355,999	(16)	24.63%
* Indicates less than 1%.

(1)	7,300 shares are owned by Sandra B. Boyd and her husband, Michael L. Boyd. 760 shares are held in trust for Sandra’s son Tyler L. Boyd with R. Joseph and Catherine B. Allen acting as trustees. 760 shares are held in trust for Sandra’s daughter, Betty C. Boyd with Patton B. Cotton acting as trustee. There are also 760 shares being held in trust for Sandra’s daughter, Blair E. Boyd with R. Joseph and Catherine B. Allen acting as trustees. 300 shares are held in trust for Stephanie M. Allen, Sandra’s niece, with Sandra B. Boyd as trustee.

(2)	10,240 shares are held in an IRA for the benefit of Sidney W. Breaux. 940 shares are owned by Sidney W. Breaux and his wife, Julie A. Breaux. Sidney W. Breaux has the option to purchase up to 18,500 shares of Common Stock pursuant to options which are exercisable within 60 days.

(3)	11,850 shares are owned by William M. Buchanan and his wife, Barbara Buchanan. 1,200 shares are owned by William M. Buchanan and his son, John W. Buchanan. 1,200 shares are owned by William M. Buchanan and his daughter, Paige B. Zabo. William M. Buchanan has the option to purchase up to 8,000 shares of Common Stock pursuant to options which are exercisable within 60 days.

(4)	17,000 shares are held in an IRA with Tom B. Hughes, III as beneficiary. Tom B. Hughes III owns 1,800 shares, and has the option to purchase up to 26,500 shares of Common Stock pursuant to options exercisable within 60 days. 300 shares are owned by Teresa Michele Hughes, Mr. Hughes’ daughter, with Teresa M. Hughes, Mr. Hughes’ wife, as custodian under UTMA.

(5)	5,200 shares are owned by C. William Inman and his wife, Debra K. Inman. 300 shares are owned by Debra K. Inman as custodian for Amanda K. Inman UTMA. 300 shares are owned by Debra K. Inman as custodian for Jeffrey W. Inman UTMA.

(6)	3,400 shares are owned by Gary L. Mason and his wife, Janette Mason. 300 shares are owned by Gary L. Mason, his wife Janette Mason and their daughter Shelby D. Mason. Gary L. Mason and his parents, R.J. and Polly Mason jointly own 600 shares.

(7)	32,000 shares are owned by F. Stephen Miller and his wife, Katherine L. Miller. 1,200 shares are owned by F. Stephen Miller, Katherine L. Miller and their daughter Stephanie L. Miller. 1,200 shares are owned by F. Stephen Miller, Katherine L. Miller, and their daughter K. Marie Whitted. F. Stephen Miller owns 33,000 options exercisable within 60 days.

(8)	9,600 shares are owned by Calvin D. Rockholt and his wife, Wanda J. Rockholt. Calvin D. Rockholt has the option to purchase up to 8,000 shares of Common Stock pursuant to options exercisable within 60 days.

(9)	6,000 shares are owned by R. Carter Runyan and his wife, Cynthia B. Runyan. 300 shares are owned by R. Carter and Cynthia B. Runyan as custodians for John Carter Runyan, their son. 300 shares are owned by R. Carter and Cynthia B. Runyan as custodians for Katharine Alexa Runyan, their daughter.

(10)	10,240 shares are held in an IRA with Jerry D. Smith as beneficiary. 160 shares are owned by Jerry D. Smith. 2,700 shares are owned by Jerry D. Smith and his wife, Tamera L. Smith. Jerry D. Smith has the option to purchase up to 18,500 shares of Common Stock pursuant to options exercisable within 60 days.

(11)	8,080 shares are owned by Jerry E. Smith. 300 shares are owned by Mildred A. Smith, his mother, and Jerry E. Smith. 309 shares are owned by Jerry E. Smith as custodian for his granddaughter, Cassidy Taylor Evans. 1,600 shares are owned by Shirley H. Smith, his wife. Jerry E. Smith has the option to purchase up to 8,000 shares of Common Stock pursuant to options exercisable within 60 days.

(12)	15,800 shares are owned by Paul L. Smith, and he has the option to purchase up to 9,000 shares of Common Stock pursuant to options exercisable within 60 days.

(13)	30,000 shares are owned by Martin C. Wilhelm and his wife, Linda Wilhelm. Martin C. Wilhelm has the option to purchase 10,000 shares of Common Stock pursuant to options exercisable within 60 days.

(14)	8,900 shares are owned by Shirley S. Woodcock. 300 shares are owned by James W., her husband, and Shirley S. Woodcock.

(15)	3,900 shares are owned by M. Shellie Fugate and her husband, James D. Fugate. M. Shellie Fugate has the option to purchase 10,500 shares of Common Stock pursuant to options exercisable within 60 days.

(16)	Includes executive officer who is not “named” executive officer.
PRINCIPAL SHAREHOLDERS
As of this date, persons or entities beneficially owning in excess of 5% of the common capital stock of the Company are set forth in the following table:

Name and Address	Beneficial Ownership	Percent of Class
F. Stephen Miller
466 Miller Road
Decatur, TN 37322	Direct[1]	5.13%
[1] F. Stephen Miller and his wife, Katherine L. Miller jointly own 32,000 shares. 1,200 shares are owned by F. Stephen Miller, Katherine L. Miller, and their daughter, Stephanie L. Miller. 1,200 shares are owned by F. Stephen Miller, Katherine L. Miller, and their daughter, K. Marie Whitted. F. Stephen Miller owns 33,000 options exercisable within 60 days of this proxy statement.

ELECTION OF DIRECTORS
Action to be Taken Under the Proxy
Proxies in the accompanying form that are properly executed and returned will be voted at the Annual Meeting and any adjournment(s) thereof in accordance with the directions on such proxies. If no directions are specified, such proxies will be voted (1) “FOR” the election of the fourteen (14) individuals specified as nominees for the Board of Directors of the Company, each of whom will serve for a one year term; (2) “FOR” the ratification of the appointment of Hazlett, Lewis & Bieter, PLLC as independent auditors; and (3) in the best judgment of the persons named in the enclosed proxy in connection with the transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) thereof. Should any director nominee named herein become unable or unwilling to serve if elected, it is intended that the proxies will be voted for the election, in his or her stead, of such other person as the Board of Directors may recommend.
All of the nominees for director have agreed to serve if elected. Management knows of no other matters of business to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment on any such matters. The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the Annual Meeting from time to time.
General
The Company’s bylaws provide that the Board of Directors shall consist of not less than five nor more than twenty-five directors, with the exact number of directors to be fixed by a resolution of the Board of Directors or the shareholders from time to time. The Board of Directors has fixed the number of directors at fourteen. Each director is elected for a one-year term.
Information About Nominees
Set forth below with respect to the nominees for director of the Company is information regarding their business experience during the past five years and other information.

Name	Age	Principal Occupation
Nominees for Director:
Sandra B. Boyd	48	Ms. Boyd is a Director and is employed as VP of Human Resources at Crescent, Inc. in Niota, Tennessee, where she also serves as Director and Corporate Secretary/Treasurer. She is Director of The Dycho Co., Inc., Dycho Development, and CSP Realty Co., Inc in Niota, Tennessee.

Sidney W. Breaux	52	Mr. Breaux was an organizer of the Bank and now serves as Director and Executive Vice President/Senior Credit Officer. Mr. Breaux was formerly with Meigs County Bank/Regions Bank where he served as Executive Vice President and Group Credit Officer for East Tennessee.

William M. Buchanan	65	Mr. Buchanan was an organizer of the Bank and now serves as Director. He formerly served as Director of Meigs County Bank/Regions Bank and retired as President and CEO of Volunteer Energy Cooperative. Mr. Buchanan is the uncle of R. Carter Runyan, who is also a member of the Company’s Board of Directors.

Name	Age	Principal Occupation
Tom B. Hughes III	52	Mr. Hughes was an organizer of the Bank and serves as Director and President/Chief Operating Officer. He was formerly with Athens Federal Community Bank and First National Bank & Trust/BB&T, where he served as senior vice president and senior credit officer.

C. William Inman	54	Mr. Inman serves as a Director. He is a farmer and Livestock Specialist for the Tennessee Department of Agriculture. Mr. Inman is a former Director of Meigs County Bank/Regions Bank.

Gary L. Mason	58	Mr. Mason serves as a Director. He is a local farmer and owns and operates a dairy.

F. Stephen Miller	58	Mr. Miller was an organizer of the Bank and serves as Chairman of the Board and Chief Executive Officer. He was formerly with Regions Bank where he served as Group President for East Tennessee. Mr. Miller was also President and Chief Executive Officer of Meigs County Bank. He currently serves as Chairman of The Plateau Group, Inc.

Calvin D. Rockholt	52	Mr. Rockholt was an organizer of the Bank and serves as Director. He is the President of Rockholts Furniture, Inc.

R. Carter Runyan	50	Mr. Runyan serves as a Director and Chairman of the Audit Committee. He is a partner in the public accounting firm of Jackson and Runyan CPAs, PLLC. Mr. Runyan is the nephew of William M. Buchanan, who is also a member of the Company’s Board of Directors.

Jerry D. Smith	56	Mr. Smith was an organizer of the Bank and serves as a Director. He is a Senior Vice President with the bank. He was formerly with Meigs County Bank/Regions Bank where he served as Senior Vice President.

Jerry E. Smith	68	Mr. Smith was an organizer of the Bank and serves as a Director. He serves as President of Jerry Smith Funeral Home, Inc. and Director of Associate Funeral Services, LLP.

Paul L. Smith	56	Mr. Smith was an organizer of the Bank and serves as a Director. He is an attorney in Athens, Tennessee and serves as McMinn County Juvenile Referee.

Martin C. Wilhelm, D.D.S.	55	Dr. Wilhelm was an organizer of the Bank and serves as a Director. He is a local dentist and farmer.

Shirley S. Woodcock	50	Ms. Woodcock was an organizer of the Bank and serves as a Director. She is Vice President and Secretary of Sweetwater Valley Oil Co., Inc. and a member of S & S Land, LLC and 5 Star Subway, LLC.

THE BOARD OF DIRECTORS RECOMMENDS THAT
SHAREHOLDERS VOTE FOR APPROVAL OF THE ELECTION OF
THE FOREGOING NOMINEES AS DIRECTORS OF THE COMPANY.
Information about Other Named Executive Officer
     Set forth below is information about the named executive officer who does not serve on the Board of Directors and is not nominated to serve on the Board of Directors:

Name	Age	Principal Occupation
M. Shellie Fugate	37	Ms. Fugate serves as Chief Financial Officer of the Bank and the Company. Prior to joining the Bank, Ms. Fugate worked as regional financial officer for Southeast Tennessee with Regions Bank.
BOARD MEETINGS AND COMMITTEES
Effective as of January 2, 2007 with the reorganization into a holding company structure, each director serving on the Board of the Bank now also serves as a director of the Company and Company and Bank Board meetings are held jointly. The joint Board of the Company and the Bank met one time in 2006. Prior to the reorganization into a holding company structure, the Board of the Bank held 13 meetings in 2006. All of the directors attended at least 75% of all meetings of the Board and the committees on which they served during the fiscal year. The committees of the Bank also function as committees of the Company and currently consist of the Executive/Loan, Audit, and Investment committees. The Audit Committee is composed of independent directors as determined using the guidelines stated in 12 CFR 363. The following table indicates membership of the designated committees:
COMMITTEE MEMBERSHIP

Executive/
	Loan	Audit	Investment
Sandra B. Boyd			X
Sidney W. Breaux	X
William M. Buchanan	X
Tom B. Hughes III	X
C. William Inman	X
Gary L. Mason		X
F. Stephen Miller	X
Calvin D. Rockholt		X
R. Carter Runyan		X
Jerry D. Smith			X
Jerry E. Smith		X
Paul L. Smith			X
Martin C. Wilhelm, D.D.S	X
Shirley S. Woodcock	X
Executive/Loan Committee
The Executive/Loan Committee of the Board of Directors consists of Messrs. Miller, Hughes, Breaux, Buchanan, Inman, Dr. Wilhelm and Ms. Woodcock. The Committee examines and approves loans in compliance with the Bank’s lending and credit policy and serves as the Company’s management group when the full Board is not in session in accordance with the limitations set forth in the Company’s Bylaws.

Investment Committee
The Board of Directors has established an investment committee consisting of Messrs. J.D. Smith and P. Smith and Ms. Boyd. The Committee ensures adherence to the Company’s investment policy and has the authority to approve investments by the Company in accordance with applicable law when the full Board is not in session.
Audit Committee
The functions of the Audit Committee are outlined in the Audit Committee Charter as approved by the Board of Directors annually. A copy of the Audit Committee Charter can be accessed on the Bank’s website address www.southeastbank.net.
On April 25, 2006, the Board appointed members of the Audit Committee for the coming year. All members of the Audit Committee are independent within the guidelines of 12 CFR 363. Criteria and determination of independence of each committee member is specifically outlined in the Audit Committee Charter. The Audit Committee requires that members be financially literate. R. Carter Runyan is the independent member of the Audit Committee who fits the SEC definition of “financial expert.”
Audit Committee Report
The Audit Committee Charter specifies that the Audit Committee will assist the Board of Directors in fulfilling its oversight responsibilities for the financial reporting process, the system of internal control, the audit process, and the process for monitoring compliance with laws and regulations and the code of conduct. In carrying out these responsibilities, the Audit Committee, among other things:
•	Monitors preparation of quarterly and annual financial statements by management.

•	Supervises the relationship between management and its independent auditors, including: having direct responsibility for their appointment, compensation, and retention; reviewing the scope of their audit services; approving non-audit services; and confirming the independence of the independent auditors.

•	Oversees management’s implementation and maintenance of effective systems of internal control including continuous review of the internal audit program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls.
The Audit Committee held five meetings in 2006. The Audit Committee strategically schedules its meetings in order to effectively carry out all responsibilities assigned them by the Board of Directors. The Committee’s meetings include, whenever appropriate, executive sessions with the independent auditors and the internal auditors, in each case without the presence of the Company’s management.
The internal auditor and outsourced consultants assist the Committee members in the effective discharge of their responsibilities by developing and maintaining a comprehensive program of audit coverage sufficient to assure that Bank and Company resources are adequately controlled and safeguarded from loss. Audit coverage consists of monitoring safety and soundness, monitoring compliance with applicable laws and regulations, and an ongoing, comprehensive review of the loan portfolio. The Committee monitors the effectiveness of the internal audit function through consistent reporting of all internal audits, report findings, and management responses. The Audit Committee evaluates and approves such activity making recommendations as needed.

As part of its oversight of the financial statements, the Committee reviews and discusses with both management and the independent auditors all annual and quarterly financial statements prior to their issuance. During 2006, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with the Audit Committee), including the quality of the Company’s accounting principles, the reasonableness of significant judgments and clarity of disclosures in the financial statements, and with or without management present, discussed and reviewed results of the independent auditors examination of the Company’s financial statements. The Committee has also discussed with the independent auditors their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee also discussed with the independent auditors matters relating to their independence, including a review of audit and non-audit fees and the written disclosures from the independent auditors to the Committee pursuant to Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees).
Based upon results of the discussions and action described above, in reliance upon management and the independent auditors and subject to the limitations of its role, the Audit Committee has in previous years recommended to the Board that the Bank’s financial statements be included in its annual report on Form 10-KSB for filing with the Federal Deposit Insurance Corporation. The Committee has also recommended in previous years the reappointment, subject to shareholder approval, of the independent auditors.
Submitted by the Audit Committee of the Board of Directors:
R. Carter Runyan, Chairman
Gary L. Mason
Calvin D. Rockholt
Jerry E. Smith
Audit Fees
Total fees paid to Hazlett, Lewis & Bieter PLLC for the fiscal years ended December 31, 2006 and 2005 are as follows:

	2006	2005
Audit Fees	$37,000	$33,315
Audit Related Fees	21,361	11,500
Tax Fees	3,000	3,000
All Other Fees	1,887	—

TOTAL:	$63,248	$47,815

Director Nomination Procedure
While the Board of Directors has a standing Audit Committee as described in more detail above, the Board of Directors has no standing nominating or compensation committee. Given the relative small size of the Board of Directors and the fact that each member of the Board of Directors is a leader in the community with the ability to identify other community leaders who may be willing to serve on the Company’s Board of Directors, the Board of Directors has determined that all members of the Company’s Board of Directors should participate in the consideration of director nominees. The Company does not have a separate charter for a nominating committee.

The Company seeks to attract and retain highly qualified directors who are willing to commit the time and effort necessary to fulfill their duties and responsibilities as a director of the Company. The Board of Directors desires to maintain flexibility in choosing appropriate board candidates, and therefore has not adopted specific, minimum qualifications that must be met by a recommended nominee for a position on the Company’s Board of Directors. Board candidates are generally considered based on various criteria, including their business and professional skills and experiences, business and social perspective, personal integrity and judgment and other factors the Board of Directors may deem relevant under the circumstances. Director nominees are selected by a majority vote of the independent directors, all of whom participate in the consideration of director nominees.
The Board of Directors does not have a specific policy with regard to the consideration of director nominees submitted by a shareholder. The Board of Directors will evaluate nominees for directors submitted by a shareholder on the same basis as other nominees and does not believe a specific policy is appropriate or necessary given the size and composition of the Bank’s Board and the infrequency with which director nominees have been submitted in the past. Nominations to the Board of Directors or other communications to the Board of Directors may be submitted by shareholders of the Bank for consideration by the Board of Directors through the corporate secretary, Sidney W. Breaux.
Executive Employment Contracts and Potential Payments Upon Termination or Change in Control
All executive officers of the Company, including F. Stephen Miller, the Company’s chairman and CEO; Tom B. Hughes, III, the Company’s president and COO; and M. Shellie Fugate, the Company’s CFO are parties to certain employment agreements (the “Employment Agreements”) with the Company. The Employment Agreements are for a term of three years, commencing on April 11, 2002, with an automatic renewal provision for an additional three years unless terminated by either party thereto.
Each Employment Agreement provides that such officers will receive certain benefits in the event of a “change of control” of the Bank, if after such change of control the officer is terminated during the term of the Employment Agreement or any extension thereto or suffers a demotion. “Change of Control” is defined in the Employment Agreements as any of the following:
     (i) an acquisition of at least 15% but less than 25% of the Common Stock of the Bank by any one or more persons in one or a series of transactions and the adoption by the Board of a resolution stating that a change of control has occurred;
     (ii) a merger, consolidation, reorganization, recapitalization or similar transaction upon the consummation of which more than 50% of the voting securities of the surviving entity is held by persons other than the shareholders of the Bank; or
     (iii) 25% or more of the Directors elected by the shareholders of the Bank to the Bank’s Board of Directors are individuals not listed as nominees on the Bank’s then most recent proxy statement.
In the event of any of the forgoing, each executive officer may be entitled to receive (i) a lump-sum payment equal to annual salary, (ii) substantially similar life, medical, dental and disability coverage for 12 months and (iii) any retirement, incentive, profit sharing, bonus, performance, disability or other employee benefits not otherwise paid to such executive upon a change of control.
Under the terms of the Employment Agreement executed by F. Stephen Miller, the Bank’s chairman and CEO, he is entitled to receive an annual base salary of $125,000. Under the terms of the Employment Agreement executed by Tom B. Hughes, III, the Bank’s president and COO, he is entitled to receive an annual base salary of $110,000. Under the terms of the Employment Agreement executed by M. Shellie Fugate, the Bank’s CFO, she is entitled to receive an annual base salary of $60,000. Such amounts are subject to annual adjustments by a committee designated by the Board of Directors.

Executive Management Life Insurance Plans
Keyman life insurance is purchased on certain key members of management. The policies are owned by the Bank, and the Bank is beneficiary of the policies. All executive officers of the Bank are insured with keyman life insurance policies at varying amounts of coverage.
As a part of the employee benefits package, life insurance is offered to all employees with the Bank paying all premiums. The insurance amount is established at two times annual salary. All of the named executive officers and other executive officers who serve as Directors participate in the life insurance employee benefit.
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Director fees are established by the Board on an annual basis. Directors who are executive officers of the Company or any of its subsidiaries receive fees for service on the Board, but do not receive additional compensation for service on a board committee. Fees paid to directors in 2006 for serving on the Board were set at $500 per meeting for each director and advanced on a per meeting attended basis. In 2006 no annual retainer fee was paid to Directors for services on the Board of the Company.
EXECUTIVE COMPENSATION
Summary Compensation Table
     The table below provides information concerning the compensation paid to our chief executive officer, principal financial officer, and next highest compensated executive officer (other than our CEO) for services in all capacities for the years ended 2006 and 2005.

							Non-Equity	Nonqualified
							Incentive Plan	Deferred		All Other
Name and				Stock	Option		Compensation	Compensation		Compensation
Principal Position	Year	Salary ($)	Bonus ($)	Awards ($)	Awards ($)		($)	Earnings ($)		($)		Total ($)
F Stephen Miller	2006	145,000	30,000	N/A	9,931	(5)	N/A	3,199	(7)	12,000	(1)	200,130
Chairman/CEO	2005	135,846	25,000	N/A	8,350	(6)	N/A	1,682	(7)	8,500	(2)	179,378
Tom B. Hughes III	2006	127,158	30,000	N/A	8,276	(5)	N/A	2,257	(7)	12,000	(1)	179,691
President/COO	2005	119,083	25,000	N/A	2,783	(6)	N/A	1,186	(7)	8,500	(2)	156,552
M. Shellie Fugate	2006	97,462	30,000	N/A	8,276	(5)	N/A	N/A		8,400	(3)	144,138
CFO	2005	83,061	25,000	N/A	2,783	(6)	N/A	N/A		5,900	(4)	116,744
(1)	Includes $6,000 for Board of Director fees and $6,000 for auto allowance.

(2)	Includes $5,000 for Board of Director fees and $3,500 for auto allowance.

(3)	Includes $2,400 for Board of Director secretarial fees and $6,000 for auto allowance.

(4)	Includes $2,400 for Board of Director secretarial fees and $3,500 for auto allowance.

(5)	On June 1, 2007, 3,000 stock options were granted to Mr. Miller; 2,500 stock options were granted to Mr. Hughes; and 2,500 stock options were granted to Ms. Fugate. The options vested on June 1, 2007. In connection therewith, $3.31 per option was recognized as expense.

(6)	On June 1, 2006, 1,500 stock options were granted to Mr. Miller; 500 stock options were granted to Mr. Hughes; and 500 stock options were granted to Ms. Fugate. The options vested on June 1, 2006. The options were valued at $5.56 per share.

(7)	Includes the increase in the liability to the executive officer’s beneficiary per the deferred compensation plan arrangements.

Outstanding Equity Awards at December 31, 2006
     The following table provides information concerning unvested options, unexercised options, and equity incentive plan awards for each of our named executive officers as of December 31, 2006.

	Option Awards					Stock Awards
									Equity
								Equity	Incentive
			Equity					Incentive	Plan Awards:
			Incentive			Number		Plan Awards:	Market or
			Plan Awards:			of	Market	Number of	Payout Value
			Number of			Shares or	Value of	Unearned	of Unearned
	Number of	Number of	Securities			Units of	Shares or	Shares, Units	Shares, Units
	Securities	Securities	Underlying			Stock	Units of	or Other	or Other
	Underlying	Underlying	Unexercised	Option		That	Stock That	Rights That	Rights That
	Unexercised	Unexercised	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
	Options	Options	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	(#)	(#)	(#)	($)	Date	(#)	($)	(#)	($)
	Exercisable	Unexercisable
F. Stephen Miller	28,500	N/A	N/A	10.00	4/11/2012	N/A	N/A	N/A	N/A
Chairman/CEO	1,500	N/A	N/A	13.00	5/31/2015	N/A	N/A	N/A	N/A
	3,000	N/A	N/A	17.00	5/31/2016	N/A	N/A	N/A	N/A

Tom B. Hughes III	23,500	N/A	N/A	10.00	4/11/2012	N/A	N/A	N/A	N/A
President/COO	500	N/A	N/A	13.00	5/31/2015	N/A	N/A	N/A	N/A
	2,500	N/A	N/A	17.00	5/31/2016	N/A	N/A	N/A	N/A

M. Shellie Fugate	7,500	N/A	N/A	10.00	4/11/2012	N/A	N/A	N/A	N/A
Chief Financial	500	N/A	N/A	13.00	5/31/2015	N/A	N/A	N/A	N/A
Officer	2,500	N/A	N/A	17.00	5/31/2016	N/A	N/A	N/A	N/A
Retirement Benefits
     The Company offers retirement benefits to all retiring employees. These benefits include continuation of health and dental insurance until the attainment of Medicare eligibility age. The Company also offers a 401(k) plan whereby the Company will match 1:1 the first 5% of salary deferred for all employees. As directors, F. Stephen Miller and Tom B. Hughes III are also eligible to participate in an elective non-qualified deferred compensation plan.

2006 Director Compensation
     The following table provides information concerning the compensation of our directors for 2006. The table omits Directors Miller and Hughes since they are also named executive officers and their compensation for services as a director is fully reflected in the summary compensation table above.

					Nonqualified
				Non-Equity	Deferred
	Fees Earned or	Stock		Incentive Plan	Compensation	All Other
	Paid in Cash	Awards	Option Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($) [1]	($)	($)
Sandra B. Boyd	6,000	N/A	N/A	N/A	2,257	N/A	8,257
Sidney W. Breaux	6,000	N/A	N/A	N/A	N/A	N/A	6,000
William M. Buchanan	6,000	N/A	N/A	N/A	N/A	N/A	6,000
C. William Inman	6,000	N/A	N/A	N/A	3,058	N/A	9,058
Gary L. Mason	6,000	N/A	N/A	N/A	5,332	N/A	11,332
Calvin D. Rockholt	6,000	N/A	N/A	N/A	3,779	N/A	9,779
R. Carter Runyan	6,000	N/A	N/A	N/A	2,498	N/A	8,498
Jerry D. Smith	6,000	N/A	N/A	N/A	N/A	N/A	6,000
Jerry E. Smith	6,000	N/A	N/A	N/A	N/A	N/A	6,000
Paul L. Smith	6,000	N/A	N/A	N/A	3,429	N/A	9,429
Martin C. Wilhelm, D.D.S	6,000	N/A	N/A	N/A	4,846	N/A	10,846
Shirley S. Woodcock	6,000	N/A	N/A	N/A	3,239	N/A	9,239
1	Nonqualified deferred compensation earnings are calculated as the increase in the liability to the Director’s beneficiary in accordance with the deferred compensation plan. The Director’s contribution to the plan is discretionary up to the maximum deferral of all fees earned or paid in cash.
CODE OF CONDUCT
The Company has a Code of Ethics/Conflict of Interest Policy, which is applicable to all employees of the Company, including the principal executive officer as well as all professionals serving in a finance, accounting, treasury, tax or investor relations role. The Code of Ethics/Conflict of Interest Policy is available on the Company’s website (www.southeastbank.net). The Company intends to post changes and amendments to its Code of Ethics/Conflict of Interest at this location on its website.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Certain of the officers, directors, and principal shareholders of the Company (and their affiliates) have deposit accounts and other transactions with the Bank, including loans in the ordinary course of business. An affiliate includes a corporation or other entity of which an officer or director of the Company is an officer, partner, or 10% shareholder; any trust or estate of which he is a trustee, executor or significant beneficiary; or any relative or spouse or spouse’s relative who lives in his home.
Banking transactions in the ordinary course of business with directors, officers, principal shareholders, and their affiliates are on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These loans do not represent unfavorable features or more than a normal risk of collection. Such loans aggregated total $3.6 million and represent approximately 26.2% of shareholders’ equity as of December 31, 2006.

One director of the Company had outstanding indebtedness to the Company in excess of 10% of the equity capital account of the Company during the fiscal year ended December 31, 2006. As of February 28, 2007, Martin C. Wilhelm, personally, had a total outstanding indebtedness to the Company in the amount of $1,591,847, representing 11.5% of the Company’s equity capital accounts as of such date. As of July 27, 2006, the date on which the aggregate amount of Mr. Wilhelm’s outstanding indebtedness to the Company was largest, the aggregate amount of such indebtedness was $1,623,773, representing 12.7% of the Company’s equity capital accounts as of such date.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Our officers and directors are subject to the reporting requirements of Section 16(a) of the Securities and Exchange Act of 1934. Based solely on a review of relevant filings and representation made to us by these persons, all changes in beneficial ownership of securities by insiders were reported to the Securities and Exchange Commission in 2006 on a timely basis.
PROPOSAL 2: APPROVAL OF OUTSIDE AUDITING FIRM
The Audit Committee has recommended and the Board of Directors has selected Hazlett, Lewis & Bieter, PLLC, Certified Public Accountants, as the Company’s independent, outside auditing firm. Hazlett, Lewis & Bieter, PLLC is a full-service firm of certified public accountants with expertise in bank auditing. The firm is located in Chattanooga, Tennessee.
It is anticipated that a representative of Hazlett, Lewis & Bieter, PLLC will be present at the Annual Meeting to respond to appropriate questions. Such representative will have an opportunity to make a statement at the Annual Meeting if the representative desires.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE FOR APPROVAL OF HAZLETT, LEWIS & BIETER, PLLC AS THE COMPANY’S INDEPENDENT, OUTSIDE AUDITING FIRM.
OTHER BUSINESS
The Board of Directors knows of no other business other than that set forth herein to be transacted at the meeting; but, if other matters requiring a vote of shareholders arise, persons designated as proxies will vote their judgment on such matters. If a shareholder specifies a different choice on the proxy, his/her shares of Common Stock will be voted in accordance with specifications so made.

PROPOSALS BY SECURITY HOLDERS/DIRECTOR SELECTION
Under SEC rules, proposals from the Company’s eligible shareholders for presentation for action at the 2008 Annual Meeting of Shareholders must be received by the Company no later than December 1, 2007, in order to be considered for inclusion in the Proxy Statement and Proxy for that Annual Meeting. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company, Sidney W. Breaux, P.O. Box 1806, Athens, TN 37371 or at the Company’s principal offices, 1878 S. Congress Parkway, Athens, TN 37303.
Under the Company’s By-Laws, and as SEC rules permit, shareholders must follow certain procedures to nominate a person for election as a director at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Company at the Company’s principal executive offices. The Company must receive notice as follows:
•	Normally, the Company must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual meeting not less than 90 days prior to the anniversary date of the immediately preceding annual meeting of shareholders. Assuming that the Company’s 2008 Annual Meeting is held on schedule, the Company must receive notice pertaining to the 2008 Annual Meeting no later than December 1, 2007.

•	However, if the Company holds the annual meeting on a date that is not within 30 days before or after such anniversary date, the Company must receive the notice no later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs.

•	If the Company holds a special meeting to elect directors, the Company must receive a shareholder’s notice of intention to introduce a nomination no later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.
     A notice of a proposed nomination must include certain information about the shareholder and nominee. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder. Any such proposals, as well as any questions relating thereto, should be directed to Sidney W. Breaux, Secretary, SouthEast Bancshares, P.O. Box 1806, Athens, TN 37371.
SHAREHOLDER COMMUNICATION
     Shareholders desiring to communicate directly with the Board of Directors of the Company may do so by contacting Sidney W. Breaux, Secretary, SouthEast Bancshares, Inc., P.O. Box 1806, Athens, TN 37371. Following receipt, any such communication will be delivered to the Board of Directors at the next regularly scheduled meeting.
Annual Reports
A copy of the Company’s 10-KSB for the year ended December 31, 2006, accompanies this proxy statement. Biographical information about our Chief Executive Officer and other executive officers is included in the Form 10-KSB filed with the Securities and Exchange Commission. Requests for additional copies should be in writing to Sidney Breaux, Secretary, SouthEast Bancshares, Inc., P.O. Box 1806, Athens, Tennessee 37371.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ SIDNEY W. BREAUX
Secretary

Athens, TN
March 26, 2007

SOUTHEAST BANCSHARES, INC.
1878 S. Congress Parkway
Athens, Tennessee 37303
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned, having received the Notice of Annual Meeting and the Proxy Statement dated March 26, 2007, appoints F. Stephen Miller and Sidney W. Breaux, and each of them proxies, with full power of substitution and revocation, to represent the undersigned and to vote all shares of Common Stock of SouthEast Bancshares, Inc. (the “Company”) which the undersigned is entitled to vote at the Shareholders Meeting to be held on Tuesday, April 24, 2007, beginning at 10:00 a.m., in the SouthEast Community Room located at 1878 S. Congress Parkway, Athens, Tennessee 37303 and any adjournment(s) thereof, as specified in this Proxy:
1.	Election of Directors
FOR ALL ___ WITHHOLD ALL ___ FOR ALL EXCEPT: ___ (To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and write the nominee’s number on the line provided.)
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, STRIKE A LINE THROUGH HIS OR HER NAME IN THE LIST BELOW:
1. Sandra B. Boyd
2. Sidney W. Breaux
3. William M. Buchanan
4. Tom B. Hughes III
5. C. William Inman
6. Gary L. Mason
7. F. Stephen Miller
8. Calvin D. Rockholt
9. R. Carter Runyan
10. Jerry D. Smith
11. Jerry E. Smith
12. Paul L. Smith
13. Martin C. Wilhelm
14. Shirley S. Woodcock
2.	Ratification of the appointment of Hazlett, Lewis & Bieter, PLLC as independent auditors.

FOR	AGAINST	ABSTAIN

3.	In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting.This proxy confers authority to vote “For” the propositions listed unless “Against” or “Abstain” is indicated. If no direction is given, this proxy will be voted “For” the election of all nominees named and “For” approval of Hazlett, Lewis & Bieter, PLLC as auditors for the current year.
Please sign exactly as name appears below. When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please sign full title. If more than one trustee, all should sign.

Dated April ____, 2007	Signature

Signature if jointly held

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE